CONTRAT DE PRESTATIONS DE SERVICES


ENTRE

La societe INTER PARFUMS, societe anonyme au capital de
44.472.400 francs, dont le siege social est 4 Rond Point des
Champs Elysees, 75008 PARIS, immatriculee au Registre du Commerce et des Societes de PARIS sous le numero 350 219 382,

Representee par Monsieur Philippe BENACIN,

Ci-apres denommee INTER PARFUMS,

D'UNE PART,
ET

La societe SAGATRANS, Societe anonyme au capital de 159.205.500
F, dont le siege social est 38 quai du Point du jour, 92100
BOULOGNE BILLANCOURT, immatriculee au Registre du Commerce et des
Societes de NANTERRE sous le numero  712 025 691,

Representee par Monsieur Philippe CHAMINADE, son President
Directeur General,

Ci-apres denommee SAGATRANS,

D'AUTRE PART,



SOMMAIRE
TITRE I									3
  ARTICLE 1. NOUVEL ENTREPOT DE STOCKAGE				3
	1.1. PRISE EN LOCATION D'UN ENTREPOT				3
	1.2. MISE EN EXPLOITATION EFFECTIVE DE LA PLATE-FORME		4
	1.3. TRANSFERT DU STOCK DES PRODUITS DE L'ANCIEN ENTREPOT SUR LA
     	     NOUVELLE PLATE-FORME					5
	1.4. POURSUITE DU PROTOCOLE D'ACCORD EN DATE DU 29 MAI 1995	6
  ARTICLE 2 : DEFAUT DE MISE EN EXPLOITATION DU NOUVEL L'ENTREPOT	6
  ARTICLE 3 : EFFET DE LA MISE EN EXPLOITATION DU NOUVEL ENTREPOT	7
TITRE II								7
  ARTICLE 4.  OBJET							7
  ARTICLE 5. PRODUITS							8
  ARTICLE 6. APPROVISIONNEMENT DE L'ENTREPOT				8
  ARTICLE 7. ENTREPOSAGE - GESTION DU STOCK				10
  ARTICLE 8. PRESTATIONS COMPLEMENTAIRES				13
  ARTICLE 9. CASSE ET MANQUANTS						14
	9.1. LA CASSE							14
	9.2. LES MANQUANTS						14
  ARTICLE 10. INVENTAIRES						15
  ARTICLE 11. COMMANDES							16
  ARTICLE 12. SORTIES DES MARCHANDISES					16
  ARTICLE 13. REMUNERATION						17
  ARTICLE 14. INDEXATION						18
  ARTICLE 15. ASSURANCES						19
  ARTICLE 16. FORCE MAJEURE						20
  ARTICLE 17. GESTION ET ADAPTATION DU CONTRAT				20
  ARTICLE 18. DUREE							21
  ARTICLE 19. INDEPENDANCE DES PARTIES					21
  ARTICLE 20. CONFIDENTIALITE						22
  ARTICLE 21. RUPTURE DU CONTRAT					22
  ARTICLE 22. CESSION							22
  ARTICLE 23. TOLERANCE							23
  ARTICLE 24. INTITULES							23
  ARTICLE 25. NULLITE PARTIELLE						23
  ARTICLE 26. ELECTION DE DOMICILE					23
  ARTICLE 27. ENREGISTREMENT						23
  ARTICLE 28. COMPETENCE						23





ANNEXE 1. MOYENS DE SAGATRANS						24
ANNEXE 2. MATERIELS INFORMATIQUES					25
ANNEXE 3. PROCEDURE D'INVENTAIRE					26




IL EST PREALABLEMENT EXPOSE CE QUI SUIT :

Le 29 mai 1995, les societes SAGATRANS et INTER PARFUMS ont signe un protocole d'accord, avec effet retroactif au 1er janvier 1995, aux termes duquel la societe INTER PARFUMS a confie a la societe SAGATRANS, sur son site de Rouen, rue Leon Maletra, la gestion de son stock de produits cosmetiques et de parfumerie destines a l'exportation. Ledit contrat a ete complete par avenants en date des 18 et 20 decembre 1995, et 24 juin 1997.

Afin de repondre a la croissance de l'activite de la societe INTER PARFUMS et a sa decision de confier a SAGATRANS le stockage de ses produits a destination du marche francais outre ceux destines a l'exportation, les parties sont convenues de transferer le stockage des produits commercialises par INTER PARFUMS (hors conditionnement en aerosol) sur une nouvelle plate-forme dediee a l'activite d'INTER PARFUMS.

Un projet d'implantation de cette plate-forme sur le site de
Rouen Vallee de Seine Logistique (Projet d'amenagement du Port autonome de Rouen) a ete retenu par les deux parties.

Afin que le dossier de construction dudit entrepot puisse entrer en phase de realisation et que SAGATRANS puisse s'engager a prendre ledit bien en location, les parties sont convenues d'arreter par les presentes les conditions de sa mise a disposition et de son exploitation future, etant entendu que les parties continueront a regir leur relations actuelles dans le cadre du contrat du 29 mai 1995 jusqu'a la mise en exploitation effective de l'entrepot.

IL A DONC ETE CONVENU CE QUI SUIT :

TITRE I
ARTICLE 1. NOUVEL ENTREPOT DE STOCKAGE
1.1. PRISE EN LOCATION D'UN ENTREPOT
SAGATRANS s'engage a prendre en location, aupres du Port Autonome de Rouen ou de toute entite qu'il se substituera, conformement au souhait d'INTER PARFUMS, un batiment a usage d'entrepot d'une superficie d'environ 8.000 m2 situe sur le domaine public portuaire sur le site de Rouen Vallee de Seine Logistique des lors que celui-ci pourra etre mis a sa disposition de maniere effective dans les conditions visees a l'article 1.2. des presentes.
1.2. MISE EN EXPLOITATION EFFECTIVE DE LA PLATE-FORME
L'entrepot vise a l'article 1.1. doit faire l'objet de travaux de construction, dont la realisation incombe au Port Autonome de Rouen ou toute societe qu'il entendra se substituer ou s'adjoindre pour ce faire.

A ce jour, une SCI a etre constituee entre le Port Autonome de Rouen et la societe SOGARIS est pressentie pour ce faire ; une lettre d'intention devrait etre signee entre SAGATRANS et les associes de ladite SCI afin de definir les conditions de construction, les modalites et delais previsionnels de mise a disposition, ainsi que les conditions de location de ladite plate-forme.

En l'etat actuel de l'etude du projet de construction et sauf defaut de delivrance de l'autorisation prefectorale relative a la legislation sur les installations classees pour la protection de l'environnement et/ou sauf defaut d'obtention du permis de construire (et recours des tiers expire), exigences particulieres de la DRIRE quant a l'application de la reglementation afferente aux installations classees pour la protection de l'environnement, cas de force majeure et/ou retards dans l'achevement desdits travaux par la SCI, cette derniere devrait mettre l'entrepot a disposition de SAGATRANS au plus tard a la fin du mois de juin 1999.

La mise a disposition de l'entrepot a cette date permettra a SAGATRANS de mettre en exploitation effective l'entrepot de Rouen Vallee de Seine au plus tard a la date du 31 aout 1999, sous reserve du bon transfert des materiels tel que prevu a l'article 1.3.

SAGATRANS tiendra INTER PARFUMS mensuellement informee du deroulement de la phase d'obtention du permis de construire et des travaux effectues par le Port Autonome de Rouen et/ou la SCI precitee, et notamment de la date previsionnelle de reception de l'entrepot.

Il est convenu que SAGATRANS, ce qu'INTER PARFUMS accepte expressement, ne pourra etre tenue pour responsable des conditions de delivrance du permis de construire - et notamment des exigences de la DRIRE et/ou de toute autre administration concernee qui rendraient le cout de construction et par consequent le cout de location de la plate-forme inacceptable pour SAGATRANS ; qu'en consequence la decision que serait ainsi amenee a prendre SAGATRANS de renoncer au dit projet ne saurait emporter aucune consequence en matiere de responsabilite dans le cadre des rapports contractuels existant entre INTER PARFUMS et SAGATRANS, sachant que le contrat vise a l'article 1.4. des presentes se poursuivra pour le cas ou, par extraordinaire, SAGATRANS devait etre amenee a etudier un nouveau projet d'implantation de la plate-forme dediee a INTER PARFUMS. Toutefois, pour le cas ou SAGATRANS serait amenee a renoncer definitivement au dit projet, le present contrat sera par elle resilie par lettre recommandee avec accuse de reception sans indemnite de part ni d'autre et le contrat vise a l'article 1.4 regira seul les relations des parties.

Il est convenu que SAGATRANS, ce qu'INTER PARFUMS accepte expressement, ne pourra etre tenue pour responsable des delais lies a la construction a etre effectuee par le Port Autonome de Rouen et/ou la SCI precitee ; qu'en consequence la realisation de ces travaux qui conditionne la mise en exploitation effective de la plate-forme ne saurait emporter aucune consequence en matiere de responsabilite dans le cadre des rapports contractuels existant entre INTER PARFUMS et SAGATRANS, sachant que le contrat vise a l'article 1.4. des presentes se poursuivra pour le cas ou, par extraordinaire, les delais ci-dessus envisages venaient a devoir etre significativement augmentes.

Des mise a disposition conforme de l'entrepot par le Port Autonome de Rouen et/ou la SCI precitee, SAGATRANS avertira INTER PARFUMS par lettre recommandee avec accuse de reception afin de fixer avec elle les modalites de transfert des produits INTER PARFUMS et de definir d'un commun accord la date de mise en exploitation de la plate-forme. Cette derniere date tiendra lieu de mise en exploitation effective du present contrat. Il est ici precise que les parties feront leurs meilleurs efforts afin que la date de mise a disposition conforme precitee et la date de mise en exploitation effective de la plate-forme soient les plus rapprochees possible, si ce n'est concomitantes dans la mesure du possible.

1.3.	TRANSFERT DU STOCK DES PRODUITS DE L'ANCIEN ENTREPOT SUR LA
NOUVELLE PLATE-FORME
Les parties definiront d'un commun accord et en temps utile les modalites et conditions du transfert de l'activite du site de Maletra a la nouvelle plate-forme, le tout de telle sorte que l'activite d'INTER PARFUMS, la livraison de leurs produits et l'exploitation de SAGATRANS en soient le moins perturbees possible.

Il est toutefois d'ores et deja convenu entre les parties que le transfert des marchandises stockees, et notamment leur transport, sera effectue sous la responsabilite de SAGATRANS aux frais d'INTER PARFUMS et que SAGATRANS ne saurait mettre en place parallelement deux structures de personnel a meme de faire fonctionner les deux sites concomitamment. Les parties sont egalement d'ores et deja convenues de fixer une periode de 15 jours ouvres maximum permettant de realiser le transfert effectif des produits, etant entendu que pendant cette periode aucune commande, reception de marchandises ou sortie de marchandises ne sera traitee par SAGATRANS, INTER PARFUMS faisant son affaire avec ses clients et fournisseurs afin d'organiser cette periode.

1.4. POURSUITE DU PROTOCOLE D'ACCORD EN DATE DU 29 MAI 1995
Le protocole d'accord conclu entre les parties en date du 29 mai 1995, modifie par avenants en date des 18 et 20 decembre 1995 et 27 juin 1997, se poursuit de facon ferme et irrevocable, nonobstant les dispositions de son article 16 (DUREE), jusqu'a la date de mise en exploitation effective de la plate-forme visee a l'article 1.2. des presentes.

Jusqu'a cette date, les parties conviennent que le protocole d'accord du 29 mai 1995, complete par ses avenants et les dispositions du present titre I, regira seul leurs relations, et ce aux conditions tarifaires actuellement en vigueur, nonobstant la clause d'indexation prevue en son article 12 qui ne sera pas appliquee par SAGATRANS avant le 31 aout 1999.

Le protocole d'accord du 29 mai 1995 se poursuivra egalement pour tous les autres cas ou cette poursuite est expressement prevue par une disposition des presentes.


ARTICLE 2 : DEFAUT DE MISE EN EXPLOITATION DU NOUVEL L'ENTREPOT

En cas de defaut de mise en exploitation effective du nouvel entrepot a la date du 31 aout 1999 pour des faits strictement imputables a SAGATRANS, INTER PARFUMS pourra mettre en demeure la societe SAGATRANS de ce faire sous delai de 15 jours par lettre recommandee avec accuse de reception.

A defaut de respect desdites obligations dans le delai sus-indique, INTER PARFUMS sera en droit de facturer retroactivement depuis le 1 septembre 1999 une penalite de retard a SAGATRANS egale a la somme de :

- 10 000 FF (DIX MILLE FRANCS) par jour calendaire de retard ;
dans la limite maximale de QUATRE CENT SOIXANTE-DIX MILLE FRANCS
(470 000 FF).

L'application desdites penalites de retard sera automatiquement suspendue en cas d'absence de mise en exploitation effective de l'entrepot par SAGATRANS pour des raisons qui ne lui sont plus imputables et recommencera a courir automatiquement des que SAGATRANS sera de nouveau en mesure de transferer les produits INTER PARFUMS pour exploiter le nouvel entrepot.

A l'issue de la periode d'applicabilite des penalites de retard, soit lorsque le montant des penalites a atteint la somme de 470 000 francs, INTER PARFUMS pourra notifier a SAGATRANS, par lettre recommandee avec accuse de reception, la resiliation du present contrat pour autant que l'absence de mise en exploitation du nouvel entrepot soit imputable a SAGATRANS.

Cette resiliation prendra effet 15 jours apres sa reception par
SAGATRANS, sauf en cas de mise en exploitation du nouvel entrepot pendant cette periode, notifiee a INTER PARFUMS par lettre recommandee avec accuse de reception - la date d'envoi faisant foi.

Il est expressement convenu que la resiliation du present contrat dans les circonstances ci-dessus decrites ne vaudra pas resiliation du protocole d'accord du 29 mai 1995 et de ses avenants qui continuera seul a regir les relations entre les parties.

Aucune des parties ne pourra pretendre a une quelconque indemnite en cas de resiliation du present contrat dans les conditions prevues au present article.


ARTICLE 3 : EFFET DE LA MISE EN EXPLOITATION DU NOUVEL ENTREPOT

Sous reserve des dispositions de l'article 2 ci-dessus, la mise en exploitation du nouvel entrepot vaudra resiliation immediate sans indemnite de part ni d'autre des dispositions du contrat du 29 mai 1995 et de ses avenants, les relations entre les parties n'etant plus alors regies que par les seules dispositions du present contrat, et notamment celles de son titre II.

TITRE II

ARTICLE 4.  OBJET

La societe INTER PARFUMS confie a titre exclusif a SAGATRANS, qui accepte, aux termes et conditions ci-apres exposes, l'organisation et l'execution des operations de reception, de stockage, de preparation des commandes des produits ci-apres definis a l'article 5, destines au marche national et a l'exportation.

SAGATRANS s'engage a mettre en place et en oeuvre la structure, les moyens et equipements en personnel et en materiel necessaires a l'execution de la prestation confiee et demandee par la societe INTER PARFUMS dans les conditions des presentes. Il est ici precise a titre indicatif que SAGATRANS envisage de mettre en place pour traiter les trafics INTER PARFUMS les moyens figurant en annexe 1, qui seront adpates par SAGATRANS selon les variations de trafics des produits INTER PARFUMS dans le souci constant de repondre a ses obligations contractuelles.


ARTICLE 5. PRODUITS
5.1. Les produits finis concernes par le present accord sont les suivants :
*	parfums,
*	cosmetiques et produits de soins du corps,
*	savons, shampooings et autres produits d'entretien du corps,
*	plus generalement toutes les gammes et lignes de produits de cosmetiques ou de parfumerie, ainsi que tous accessoires, commercialises par INTER PARFUMS,
	a l'exclusion expresse de tous produits dont les conditions de stockage (nature et quantite) ne sont pas valablement autorisees par l'arrete prefectoral delivre conformement a la reglementation des installations classees pour la protection de l'environnement, et notamment les produits conditionnes en aerosol.

Les produits sont conditionnes sur palettes filmees indiquant le nombre de cartons contenus dans chaque palette, et les cartons indiqueront le nombre de produits qu'ils contiennent.

5.2. La responsabilite de SAGATRANS ne pourra en aucun cas etre engagee pour des raisons liees a la conformite des produits aux reglementations en vigueur : etiquetage, dates limites de vente, composition des produits, poids ainsi que d'une maniere generale tous defauts de qualite concernant lesdits produits.


ARTICLE 6. APPROVISIONNEMENT DE L'ENTREPOT
6.1. La societe INTER PARFUMS assure seule la gestion de l'approvisionnement en marchandises de l'entrepot.

Il appartient a la societe INTER PARFUMS de s'assurer que le stock ainsi genere soit toujours suffisant, tant en quantite qu'en assortiment, pour permettre a SAGATRANS de preparer les commandes d'INTER PARFUMS lui parvenant.

La societe INTER PARFUMS etablit des bordereaux d'approvisionnement dont elle adresse copie a SAGATRANS afin que celle-ci puisse en assurer la reception dans des conditions optimales.

SAGATRANS ne saurait a ce titre etre responsable des ruptures du stock qui lui est ainsi confie.

Les approvisionnements respecteront la limite de capacite de stockage visee a l'article 1.1. ci-dessus. SAGATRANS ferait toutefois ses meilleurs efforts pour stocker un eventuel surplus de marchandises. Le cout du loyer de stockage des palettes serait alors facture a INTER PARFUMS dans les conditions visees a l'article 13.4. des presentes. SAGATRANS essayera de stocker en priorite dans l'entrepot de Rouen Vallee de Seine les marchandises d'INTER PARFUMS autre que celles definies a l'article 7.3 des presentes.

La responsabilite de SAGATRANS ne saurait etre engagee sans qu'un complement aux presentes ait ete signe entre les parties, pour tout surplus consequent et durable du stock, etant entendu que SAGATRANS dispose sur la zone de l'entrepot de Rouen Vallee de Seine d'une possibilite d'extension des surfaces existantes qu'elle pourra reserver a INTER PARFUMS si la croissance du volume des operations traitees pour son compte le justifie et sous reserve de conditions a etre agreees d'accord-parties.

6.2. SAGATRANS assure la reception et le dechargement des marchandises qui lui sont livrees, du lundi au vendredi de 7 heures 30 a 11 heures 30 et de 13 heures 30 a 17 heures 15.

Le transfert de responsabilite s'effectue lors du dechargement.

SAGATRANS verifie les marchandises, prend toutes reserves de droit a l'egard des transporteurs en cas d'avaries, de casse ou de manquants constates, etablit toutes demandes de prises en charge des avaries par les transporteurs.

SAGATRANS signale immediatement a la societe INTER PARFUMS ces incidents.

En cas d'avaries importantes, SAGATRANS pourra demander l'etablissement d'un constat d'huissier, aux frais de la societe
INTER PARFUMS afin de preserver les droits de cette derniere a l'egard de ses fournisseurs et/ou transporteurs.

6.3. Il est expressement convenu que SAGATRANS ne saurait etre responsable, pour quelle que cause que ce soit, des erreurs et/ou casses survenues du fait des transporteurs charges de l'acheminement de ces marchandises.

6.4. Les produits sont recus sur palettes et emballages non consignes.


ARTICLE 7. ENTREPOSAGE - GESTION DU STOCK
7.1. Pour mener a bien la prestation qui lui est confiee,
SAGATRANS effectuera les prestations logistiques suivantes :
-	le dechargement des marchandises ;
-	le stockage et la conservation des marchandises ;
- 	la gestion du stock (controle, inventaire, premier entre -
	premier sorti) ;
- 	la preparation des commandes conformement aux instructions
	d'INTER PARFUMS et l'eclatement des palettes pour ce faire ;
- 	la gestion informatique du stock pour permettre a la societe
	INTER PARFUMS le suivi de celui-ci.

7.2. SAGATRANS assure le stockage des marchandises qui lui sont confiees par la societe INTER PARFUMS, qui demeurent la propriete de cette derniere.

SAGATRANS est independante dans sa gestion. Elle s'engage a gerer le stock de la societe INTER PARFUMS en y consacrant tous les soins necessaires, etant entendu que les deux parties conviennent d'optimiser la gestion du stock par son organisation rationnelle par SAGATRANS et pour INTER PARFUMS par une rotation reguliere des produits, INTER PARFUMS s'engageant a ne pas maintenir de situations d'immobilisation de stock.

Dans le meme souci d'optimisation de la gestion du stock, INTER
PARFUMS s'engage par ailleurs a signaler a SAGATRANS les references des produits a rotation saisonniere.

7.3. Si un produit ou plusieurs produits n'etaient plus references par INTER PARFUMS, ou devaient rester dans l'entrepot de SAGATRANS plus de trois ( 3) mois sans mouvement de stock, SAGATRANS le signalerait a INTER PARFUMS pour connaitre les eventuelles dispositions a prendre quant a leur transfert vers un autre site, etant entendu que les couts de stockage et de transfert desdits produits seraient supportes par INTER PARFUMS.

Ces produits seront ceux affectes en priorite aux surfaces complementaires que devra prendre SAGATRANS pour stocker les marchandises de INTER PARFUMS du fait des surplus definis a l'article 6.1.

Une facturation complementaire pourrait etre effectuee par
SAGATRANS en application des conditions fixees a l'article 13.4.

SAGATRANS ne pourra etre tenu responsable du vieillissement des produits en entrepot et de l'atteinte des dates limites de vente.
SAGATRANS ne pourrait en aucun cas etre tenue d'assumer le cout de destruction de tels produits.

7.4. SAGATRANS aura, sur autorisation prealable ecrite de INTER PARFUMS, la possibilite de stocker a l'interieur de son entrepot d'autres marchandises lui appartenant ou appartenant a des tiers, mais devra prendre toutes dispositions necessaires afin qu'il ne puisse y avoir aucune confusion avec des marchandises stockees pour le compte de la societe INTER PARFUMS et qu'elles ne puissent faire l'objet d'aucune saisie ou mesure conservatoire quelconque de la part des creanciers de SAGATRANS ou tout autre tiers, et vice versa.


SAGATRANS devra signaler a INTER PARFUMS la nature de ces stockages. Si de tels stockages devaient entrainer une augmentation de la prime d'assurance d'INTER PARFUMS pour aggravation du risque, celle-ci serait supportee par SAGATRANS, sur justificatifs.

7.5. SAGATRANS s'est dotee d'un programme informatique specifique a la gestion des prestations precitees qu'elle se reserve le droit de modifier sous reserve d'accord prealable d'INTER
PARFUMS. Neanmoins, SAGATRANS mettra tout en oeuvre afin de reduire toute perturbation qui pourrait resulter de cette modification, qui ne remettra en cause aucune fonction substantielle au traitement des donnees.

Une liaison informatique sera mise en place entre SAGATRANS et
INTER PARFUMS afin de permettre a cette derniere de transmettre directement ses commandes a SAGATRANS, de connaitre la position du stock, les preparations de commandes et les listes de colisages.

En cas de dysfonctionnement de quelque nature que ce soit de cette application informatique, SAGATRANS s'engage a effectuer ou faire effectuer toute maintenance necessaire afin que le systeme soit operationnel dans les plus brefs delais, notamment en faisant beneficier INTER PARFUMS des delais de maintenance dont dispose SAGATRANS aupres de ces fournisseurs de maintenance informatique.



A l'issue du contrat, l'application informatique fournie par SAGATRANS demeurera la propriete de SAGATRANS. En consequence, INTER PARFUMS s'engage a restituer a SAGATRANS ladite application, le Modem, l'Interface et tous autres materiels appartenant a SAGATRANS, tels que mentionnes en annexe 2 des presentes, a premiere demande de cette derniere. SAGATRANS a l'issue du contrat mettra automatiquement fin a cette connexion informatique.

7.6. SAGATRANS stocke les produits qui lui sont confies par INTER
PARFUMS a temperature ambiante et hors gel.

INTER PARFUMS s'engage a communiquer par ecrit les prescriptions particulieres de stockage de certains de ces produits.

Si des sujetions en matiere de stockage, hygiene et securite, ou autres domaines d'intervention etaient imposees a SAGATRANS du fait de toutes reglementations afferentes aux produits qui lui sont confies, celles-ci seraient repercutees a INTER PARFUMS.


ARTICLE 8. PRESTATIONS COMPLEMENTAIRES
SAGATRANS pourra etre amenee a effectuer a la demande d'INTER
PARFUMS diverses prestations autres que celles enoncees a l'article 7. Il s'agit notamment :

-	des operations exceptionnelles concernant la gestion du stock
	ou la preparation des commandes, telles que le reconditionnement de produits ; la modification et/ou le complement d'etiquetage des produits, des verifications specifiques du contenu des cartons ou flacons, verifications des retours de marchandises de nature exceptionnelle, preparation de commandes non sorties ;
-	des operations d'acheminement de marchandises au depart ou a
	destination de l'entrepot SAGATRANS ;
-	des transports de marchandises vers d'autres sites INTER
	PARFUMS et/ou en France.

Ces prestations feront l'objet de facturations separees. Les couts et modalites de reglement et d'execution seront fixes prealablement par ecrit d'un commun accord entre les parties, au cas par cas, et notamment le planning de ces operations exceptionnelles de telle sorte qu'elles ne perturbent pas la priorite de traitement des commandes destines a l'exportation et au marche francais.


ARTICLE 9. CASSE ET MANQUANTS
9.1. LA CASSE
9.1.1. La casse constatee a la reception de la plate-forme sera signalee immediatement par SAGATRANS a la societe INTER PARFUMS, comme indique dans l'article 6.2., la societe INTER PARFUMS faisant directement son affaire du litige avec les transporteurs.

Les marchandises avariees seront dechargees et stockees en zone specifique ou elles seront tenues a la disposition de la societe INTER PARFUMS pendant une periode de 30 jours. Passe ce delai, si les marchandises concernees n'ont pas ete retirees ou detruites par la societe INTER PARFUMS, elles seront detruites ou retirees par SAGATRANS aux frais de la societe INTER PARFUMS, ce que cette derniere accepte expressement.

Le cout de stockage de ces marchandises sera supporte par la societe INTER PARFUMS dans les conditions visees a l'article
13.4.

9.1.2. La casse constatee a l'interieur de l'entrepot, et survenue du fait de SAGATRANS sera stockee en zone specifique, signalee a INTER PARFUMS qui la facturera a SAGATRANS au Prix de Revient pondere tel qu'il figure sur le dernier listing valorise du stock audite ; auquel s'ajoutera un coefficient de frais d'approche valide d'un commun accord entre les parties. Si cette marchandise detruite ou endommagee fait partie d'une commande facturee par INTER PARFUMS, elle sera facturee a SAGATRANS au prix de vente facture par INTER PARFUMS a son client.

Cette marchandise sera detruite aux frais de SAGATRANS.

La casse ainsi constatee, sortie du stock informatique, ne sera pas prise en compte dans la determination de la limite d'ecart negatif visee a l'article 9.2.2.

9.2. LES MANQUANTS
9.2.1. Les manquants constates a la reception de la plate-forme seront signales immediatement par SAGATRANS a la societe INTER PARFUMS, comme indique dans l'article 6.2., la societe INTER PARFUMS faisant directement son affaire du litige avec ses transporteurs et/ou ses fournisseurs.

9.2.2. SAGATRANS ne saurait etre tenue responsable du contenu des cartons et autres conditionnements puisque ceux-ci ont ete prepares, emballes et clos par les soins du fournisseur et qu'il n'appartient pas a SAGATRANS d'en verifier le contenu.
En consequence, SAGATRANS ne saurait etre tenue responsable des manquants en stock survenant dans l'entrepot et eventuellement constates lors des inventaires, dans une limite d'ecart negatif entre le stock physique et le stock informatique de 1.5% ( un et demi pour-cent) du stock informatique de SAGATRANS.

Au dela de la troisieme annee d'exploitation de l'entrepot de
Rouen Vallee de Seine, le taux ci-dessus sera ramene a 1% (un pour-cent)

Si des ecarts negatifs superieurs etaient constates, ils seraient factures a SAGATRANS apres realisation d'un nouvel inventaire physique contradictoire les confirmant, au Prix de Revient pondere tel que defini a l'article 9.1.2. susvise.

SAGATRANS s'engage toutefois a signaler a INTER PARFUMS tous manquants de produits qu'elle constaterait a l'ouverture des cartons ou autres conditionnements lors de leur eclatement en zone de "picking". En cas de constatation d'un lot important faisant apparaitre de tels manquants, SAGATRANS fera intervenir INTER PARFUMS afin qu'elle puisse prendre toutes reserves a l'egard de son fournisseur.

En pareil cas, les manquants ainsi constates ne seraient pas retenus dans le calcul des taux d'ecart negatif susvises.


ARTICLE 10. INVENTAIRES
Un inventaire annuel contradictoire sera effectue pour l'ensemble des produits presents en entrepot en fin d'exercice.

Le premier jour ouvre de chaque mois, il sera effectue par
SAGATRANS un inventaire portant sur environ 20 references Export et environ 10 references France qui seront selectionnees par
INTER PARFUMS.

Les inventaires se feront en comparant le stock physique au stock informatique de SAGATRANS.

Les parties sont convenues d'une procedure de comptabilisation des produits arretee d'un commun accord entre les deux parties et qui est annexee aux presentes sous le numero 3.


ARTICLE 11. COMMANDES
La societe INTER PARFUMS adresse ses commandes a SAGATRANS par liaison informatique en precisant les references, et quantites de produits qui composent les commandes a preparer, ainsi que le lieu de destination, le receptionnaire des marchandises, le moyen de transport envisage et la date de sortie de l'entrepot.

Il est cependant precise que les commandes finalisees sont systematiquement communiquees a INTER PARFUMS qui devra en cas de desaccord le faire connaitre a SAGATRANS au moins 48 heures avant le depart de celle-ci. A defaut, la commande sera reputee conforme aux exigences de la societe INTER PARFUMS.

Les commandes seront preparees selon la regle FI-FO (premier entre - premier sorti) sauf stipulations ecrites contraires de
INTER PARFUMS.

Les palettes, cartons, containers ou autres emballages sont commandes par SAGATRANS selon ses besoins au regard des commandes qui lui sont demandees et refactures a INTER PARFUMS.

Les commandes preparees a la demande d'INTER PARFUMS et toujours presentes dans l'entrepot au-dela de deux mois pourront, si SAGATRANS le juge utile, ce que INTER PARFUMS accepte expressement, etre placees dans d'autres entrepots en attente d'enlevement. Dans une telle hypothese, SAGATRANS facturera a INTER PARFUMS les surfaces complementaires de stockage dans les conditions visees a l'article 13.3.


ARTICLE 12. SORTIES DES MARCHANDISES
Les commandes sortiront par cartons, palettes entieres (completes d'origine ou reconstituees), ou par containers, selon instructions communiquees par INTER PARFUMS. La preparation des cartons ou palettes sera effectuee par SAGATRANS ainsi que l'empotage des containers. SAGATRANS aura la charge de poser les etiquettes d'expedition sur les cartons et colis ainsi prepares.

SAGATRANS assurera les operations de chargement des camions positionnes sur demande de INTER PARFUMS.

Les chargements au depart de l'entrepot seront effectues, du lundi au vendredi, de 7 heures 30 a 11 heures 30 et de 13 heures
30 a 17 heures 30.

Il sera convenu d'un planning des chargements des camions de facon que l'attente soit limitee au maximum.


ARTICLE 13. REMUNERATION
13.1. La remuneration de SAGATRANS sera fixee selon les conditions suivantes :

13.1.1. Prestations Exportation

Chiffre d'affaires Export 	Remuneration hors taxes
Hors taxes
----------------------------- 	----------------------------------------
Jusqu'a 300.000.000 FF inclus	2,25 % du chiffre d'affaires H.T. Export
Plus de 300.000.000 FF		2,00 % du chiffre d'affaires H.T. Export

13.1.2. Prestations France

Remuneration Hors Taxes
------------------------
3,25 % du chiffre d'affaires H.T. France


13.2. INTER PARFUMS versera a SAGATRANS une remuneration minimale fixee pour la premiere annee d'exploitation de la nouvelle plate-forme a la somme de CINQ MILLIONS SIX CENT QUARANTE MILLE Francs (5.640.000 FF) hors taxes, payable mensuellement a hauteur de QUATRE CENT SOIXANTE DIX MILLE (470 000 FF) francs hors taxes. Cette remuneration minimale globale correspond a une remuneration mensuelle minimale des prestations Export de QUATRE CENT MILLE FRANCS (400.000 FF) hors taxes et une remuneration mensuelle minimale des prestations France de SOIXANTE DIX MILLE FRANCS (70.000 FF) hors taxes. Les factures seront a regler par cheque a 60 jours date de facture, celle-ci etant emise a terme echu.

Cette remuneration sera revisee semestriellement en fonction du chiffre d'affaires realise par INTER PARFUMS au depart de l'entrepot de SAGATRANS, qui acquittera a SAGATRANS la plus forte des deux sommes suivantes :
- le montant mentionne a l'article 13.1.,
- le montant forfaitaire mentionne a l'article 13.2, pour le semestre considere.
Le chiffre d'affaires Export sera identifie par une attestation certifiee conforme par les Commissaires aux Comptes de la Societe INTER PARFUMS.
Le chiffre d'affaires France sera communique a SAGATRANS par INTER PARFUMS a l'issue de chaque semestre, ainsi que le chiffre d'affaire global.
Pour le cas ou le chiffre d'affaire France ne serait pas egal a la difference entre le chiffre d'affaire global de INTER PARFUMS et le chiffre d'affaire Export, INTER PARFUMS communiquera a SAGATRANS, sur simple demande de celle-ci, tout element permettant de justifier cet ecart.

La facturation de la difference entre ces deux montants sera effectuee dans les 15 jours suivants le semestre concerne et sera reglee par INTER PARFUMS a reception de facture.

13.3. La remuneration visee a l'article 13.1. comprend l'ensemble des prestations effectuees par SAGATRANS en application des termes du present contrat a l'exception des :
-	des prestations complementaires visees a l'article 8 ;
-	des fournitures de palettes, cartons, etiquettes, et autres
	materiels necessaires a la preparation des commandes,
-	des locations eventuelles de containers,
-	des frais d'"envoi express", ou tout autre moyen
	d'acheminement rapide de plis ou petits colis.

Ces prestations feront l'objet de facturations separees payables a 30 jours. Les couts seront fixes prealablement par ecrit d'un commun accord entre les parties, au cas par cas.

13.4. En application des dispositions des articles 6.1. et 7.3. des presentes, si SAGATRANS devait etre amenee a dedier des surfaces supplementaires au stockage des produits d'INTER PARFUMS, ces surfaces seraient facturees a INTER PARFUMS selon devis prealable et/ou au prix du marche. Cette facturation complementaire serait ajoutee a la facturation mensuelle de la remuneration visee a l'article 13.1. precite.

13.5. Tout retard de reglement entrainera des penalites de retard au taux de l'Interet legal x 1,5, au prorata temporis des journees de retard, la date PTT d'envoi faisant foi.


ARTICLE 14. INDEXATION
La remuneration minimale de 5.640.000 de francs annuelle sera revisee le premier janvier de chaque annee. Les parties se reuniront a cet effet avant le 31 janvier de l'annee N+1.
La remuneration minimale de l'annee N+1 sera fixee d'un commun accord entre les parties en fonction du chiffre d'affaires previsionnel d'INTER PARFUMS pour l'annee N+1, qui ne saurait etre inferieur au chiffre d'affaires de l'annee N realise au depart de la plate-forme, sauf evenement exceptionnel.

En aucun cas, il ne saurait y avoir de variation negative de cette remuneration minimale.


ARTICLE 15. ASSURANCES
INTER PARFUMS assure elle-meme a ses risques et perils ses propres marchandises entreposees dans le cadre du present accord pour les risques de Vol avec effraction, emeutes, guerres declarees ou non, degats des eaux ou incendie. INTER PARFUMS fera donc son affaire personnelle de tous les dommages ou pertes pouvant survenir aux biens lui appartenant dans le cadre des polices ainsi souscrites.

Par consequent, INTER PARFUMS et ses assureurs renoncent a exercer tous droits de recours a l'encontre de SAGATRANS et de ses assureurs pour les sinistres relevant des assurances ainsi prises.

SAGATRANS sera responsable dans les conditions des articles 7.1 et 7.2 des sinistres survenus hors les cas vises a l'alinea 1 ci-dessus.

SAGATRANS fera son affaire personnelle de l'assurance de tout autre bien lui appartenant ou place sous sa responsabilite. SAGATRANS et ses assureurs renoncent a exercer ses droits de recours contre INTER PARFUMS et ses assureurs, y compris en cas de sinistre pouvant survenir du fait de ces derniers aux autres marchandises entreposees.

Chacune des deux parties souscrira les polices d'assurance necessaires pour se garantir contre les risques restant a sa charge en vertu des dispositions susvisees. Chacune des parties supportera les primes et les franchises des polices d'assurance ainsi souscrites. Les limites de garantie de telles polices ne seront pas opposables a l'autre partie.

Les polices d'assurance comporteront, par ailleurs, un abandon des droits de subrogation des assureurs, en faveur de l'autre partie.

Chacune des parties fournira, a premiere demande de l'autre, copie des attestations d'assurance permettant de justifier des garanties requises.
ARTICLE 16. FORCE MAJEURE
Sont considerees comme cas de force majeure, toutes circonstances independantes de la volonte des parties lorsque ces circonstances interviennent apres la conclusion du contrat et en empechent l'execution totale ou partielle.

En cas de survenance d'un cas de force majeure le present contrat sera automatiquement suspendu pendant toute la periode de force majeure, et aucune des parties ne pourra etre tenue responsable par l'autre partie d'une quelconque inexecution contractuelle du fait d'un tel evenement.
Pour l'application de cette clause, sont considerees comme circonstances de "force majeure", a titre non limitatif : la greve des dockers et ouvriers portuaires du Port Autonome de Rouen, le lock-out de la plate-forme, l'incendie, la mobilisation, la requisition, l'embargo, l'insurrection, la guerre declaree ou non, la guerre civile, la revolution, l'emeute, le sabotage, l'interruption des moyens de transport, les restrictions d'energie, le fait de toute autorite publique, interdictions d'importer, d'exporter ou de transiter des marchandises...

Les parties se reuniront afin de determiner d'un commun accord les conditions d'amenagement ou de remplacement permettant une reprise de l'execution du contrat dans les plus brefs delais. Eu egard a la nature precaire du titre de location de la plate-forme relevant des regles de la domanialite publique, sera consideree comme un cas de force majeure la decision du Port Autonome de Rouen de resilier le contrat de location vise a l'article 1.1., qui ne serait pas motivee par une faute de SAGATRANS. En pareil cas, les parties se concerteront afin de determiner les conditions dans lesquelles pourraient se poursuivre leurs relations.

En cas de force majeure insurmontable empechant la poursuite des relations contractuelles les parties reconnaissent que le present contrat serait rompu sans indemnite de part ni d'autre.


ARTICLE 17. GESTION ET ADAPTATION DU CONTRAT
Les parties conviennent de se reunir selon leurs besoins afin d'examiner les moyens d'adapter le contrat aux evolutions constatees dans les facteurs economiques, techniques ou de la reglementation.

Et plus particulierement, les parties se rencontreront en cas d'evenements majeurs ou de variations significatives des parametres ayant determine les obligations de l'une ou l'autre des parties.

Si l'equilibre du contrat devait se trouver modifie par des variations tres importantes dans la conjoncture economique ou des modifications tres notables dans les conditions economiques ayant preside a la determination de leurs accords et qu'elles ne pouvaient raisonnablement presumer lors de sa conclusion, les parties se concerteront alors pour determiner ensemble le moyen de remedier rapidement a ce desequilibre, et apporter au contrat les amendements necessaires.


ARTICLE 18. DUREE
Le present contrat entre en vigueur a compter de ce jour pour une periode initiale qui se terminera, sauf disposition contraire expressement prevue aux presentes, au terme de la sixieme (6ieme) annee suivant la date de mise en exploitation effective de la plate-forme visee a l'article 1.2. des presentes.

Il se reconduira ensuite pour des periodes successives de trois
(3) annees, sauf si l'une des parties s'y oppose en prevenant son cocontractant six (6) mois avant l'echeance par lettre recommandee avec accuse de reception.

Il pourra etre mis fin, dans les memes conditions, au contrat renouvele a l'expiration de chaque periode de trois (3) annees en respectant un preavis de six (6) mois.


ARTICLE 19. INDEPENDANCE DES PARTIES
SAGATRANS traite en toutes circonstances en son nom personnel et agit en entreprise independante et sans possibilite de representation.

Les parties assument l'entiere responsabilite des obligations mises a leur charge en raison des presentes. Sauf convention ecrite expresse contraire, SAGATRANS n'a aucune qualite pour agir au nom de la societe INTER PARFUMS et/ou pour l'engager d'une quelconque maniere, et doit prendre toutes mesures utiles pour eviter une confusion des tiers a cet egard, et inversement.


ARTICLE 20. CONFIDENTIALITE
Les parties reconnaissent que les informations qui leur sont fournies et/ou qu'elles recueilleront a l'occasion de l'execution de la convention (clientele, methode de gestion et tous renseignements d'ordre technique, commercial et financier) presentent un caractere strictement confidentiel.

Elles s'engagent, tant au cours de la convention qu'apres son expiration, a ne pas les devoiler aux tiers, prendre toutes mesures necessaires notamment a l'egard de leur personnel, pour en maintenir et en garantir le secret.

A l'expiration de la convention, chacune des parties restituera a l'autre les documents lui appartenant.


ARTICLE 21. RUPTURE DU CONTRAT
21.1. Le present contrat ne pourra etre resilie que pour faute lourde et ce pendant toute la duree de la premiere periode de six
(6) annees. La faute lourde est expressement definie comme une inexecution gravement fautive, repetee et volontaire de ses obligations par l'une ou l'autre des parties.

Au-dela de la premiere periode de six (6) annees, la resiliation en periode de renouvellement pourra intervenir pour faute apres mise en demeure par lettre recommandee avec accuse de reception adressee a la partie defaillante restee infructueuse pendant un mois. Le present contrat sera resilie de plein droit, sans prejudice des dommages et interets qui pourront etre reclames a la partie defaillante

21.2. En cas de rupture du present contrat, pour quelle que cause que ce soit, la societe INTER PARFUMS fait son affaire personnelle de la reprise des produits en stock sur la plate-forme a la date de cette rupture. Toute occupation au-dela de cette date sera facturee a la societe INTER PARFUMS prorata temporis, sur les bases visees a l'article 13.4.


ARTICLE 22. CESSION
Le present contrat ne pourra etre cede par INTER PARFUMS en tout ou partie, sans l'accord expres, ecrit prealable de SAGATRANS, et reciproquement.


ARTICLE 23. TOLERANCE
Le fait pour l'une des parties de renoncer et/ou d'omettre de se prevaloir d'une disposition quelconque de la convention, ne constituera en aucun cas une renonciation permanente applicable a une violation ulterieure de cette disposition dont le caractere obligatoire demeurera plein et entier.

ARTICLE 24. INTITULES
Les descriptifs ou intitules des differents articles et paragraphes du present contrat ont ete inseres exclusivement pour des raisons de clarte du texte et ne peuvent en aucune maniere etre consideres comme pouvant definir, limiter ou circonscrire de quelque facon que ce soit le champ d'application ou l'objet de l'article ou du paragraphe specifique auquel ils se referent.

ARTICLE 25. NULLITE PARTIELLE
Dans l'eventualite ou une clause du present contrat serait declaree nulle ou contraire aux lois imperatives ou relevant de l'ordre public, les parties soussignees s'engagent a se concerter et a rechercher de bonne foi un accord sur une clause valable dont les effets se rapprochent le plus possible de la clause invalidee.

ARTICLE 26. ELECTION DE DOMICILE
Toute notification d'une partie a l'autre devra etre faite, par lettre recommandee avec accuse de reception au siege social de chaque partie.

ARTICLE 27. ENREGISTREMENT
Si une des parties le requiert, les presentes seront enregistrees aux frais de celle-ci.
ARTICLE 28. COMPETENCE
Tout differend relatif a l'interpretation et l'application du present contrat relevera du Tribunal de Commerce de Rouen.
Fait a Boulogne,
le en deux exemplaires
/s/	/s/
INTER PARFUMS	SAGATRANS


ANNEXE 1. MOYENS DE SAGATRANS



ANNEXE 2. MATERIELS INFORMATIQUES



ANNEXE 3. PROCEDURE D'INVENTAIRE




773409_1.DOC
Exhibit 10.95

		19/35